EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
27-Aug-07                                                                                                                  31-Aug-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                            Period #
25-Sep-07                                         ------------------------------                                                  30

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
BALANCES
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $359,032,618
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $13,193,467
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000        $48,957,152
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

CURRENT COLLECTION PERIOD
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     Beginning Receivables Outstanding                                   $384,256,817
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $15,989,382
           Receipts of Pre-Paid Principal                                  $8,747,905
           Liquidation Proceeds                                              $261,952
           Principal Balance Allocable to Gross Charge-offs                  $224,959
        Total Principal Reduction                                         $25,224,198

        Interest Collections
           Receipts of Interest                                            $1,260,393
           Servicer Advances                                                   $2,647
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $29,681
           Net Investment Earnings                                            $32,472
        Total Interest Collections                                         $1,325,193

     Total Collections                                                    $26,324,432

     Ending Receivables Outstanding                                      $359,032,618

SERVICER ADVANCE AMOUNTS
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     Beginning Period Unreimbursed Previous Servicer Advance                 $586,696
     Current Period Servicer Advance                                           $2,647
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $589,343

COLLECTION ACCOUNT
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     Deposits to Collection Account                                       $26,324,432

     Distribution Amounts Due
        Servicing Fees Due                                                   $320,214
        Class A Noteholder Interest Distribution Due                       $1,189,616
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $24,173,789
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $320,214
        Amounts Deposited into Note Distribution Account                  $25,482,922
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $521,296
     Total Distributions from Collection Account                          $26,324,432

EXCESS FUNDS RELEASED TO THE DEPOSITOR
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $521,296
     Total Excess Funds Released to the Depositor                            $521,296

NOTE DISTRIBUTION ACCOUNT
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     Amount Deposited from the Collection Account                         $25,482,922
     Interest Distribution to Noteholders                                  $1,309,134
     Principal Distribution to Noteholders                                $24,173,789
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $25,482,922

DISTRIBUTIONS
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $246,207              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                               $0                 $0          $0.00        0.00%
     Class A-2 Notes                                                               $0                 $0          $0.00        0.00%
     Class A-3 Notes                                                      $24,173,789        $48,957,152        $330.55       66.94%
     Class A-4 Notes                                                               $0       $264,507,000          $0.00      100.00%
     Class B Notes                                                                 $0        $32,375,000          $0.00      100.00%

CARRYOVER SHORTFALLS
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                                                                Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0             $0
     Class B Interest Carryover Shortfall                                          $0                 $0             $0


RECEIVABLES DATA
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       31,260             30,293
     Weighted Average Remaining Term                                            25.61              24.67
     Weighted Average Annual Percentage Rate                                    4.17%              4.16%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $323,425,900             90.08%
        1-29 days                                                         $26,998,671              7.52%
        30-59 days                                                         $6,312,901              1.76%
        60-89 days                                                         $1,023,889              0.29%
        90-119 days                                                          $403,074              0.11%
        120+ days                                                            $868,184              0.24%
        Total                                                            $359,032,618            100.00%
        Delinquent Receivables +30 days past due                           $8,608,048              2.40%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $224,959
        Recoveries for Current Period                                         $29,681
        Net Write-Offs for Current Period                                    $195,278

        Cumulative Realized Losses                                         $7,595,650


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                     $969,741                 50
        Ending Period Repossessed Receivables Balance                        $938,129                 48
        Principal Balance of 90+ Day Repossessed Vehicles                     $90,001                  6


YIELD SUPPLEMENT OVERCOLLATERALIZATION
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     Beginning Period Required Amount                                     $14,243,876
     Beginning Period Amount                                              $14,243,876
     Current Distribution Date Required Amount                            $13,193,467
     Current Period Release                                                $1,050,409
     Ending Period Amount                                                 $13,193,467
     Next Distribution Date Required Amount                               $12,183,142

RESERVE ACCOUNT
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $32,472
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


OVERCOLLATERALIZATION
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     Beginning Period Amount                                                       $0
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                        $0

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